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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 17, 2007

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

               FLORIDA                 1-4604             65-0341002
    (State or other jurisdiction     (Commission       (I.R.S. Employer
          of incorporation)          file number)     Identification No.)

         3000 TAFT STREET, HOLLYWOOD, FLORIDA               33021
       (Address of principal executive offices)           (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

                                   ----------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03     AMENDMENTS  TO  ARTICLES  OF  INCORPORATION  OR  BYLAWS; CHANGE IN
FISCAL YEAR

On December 17, 2007, the Board of Directors of HEICO Corporation (the "Company") approved an amendment to Article 6 of the bylaws of the Company, effective immediately, to allow for the issuance and transfer of uncertificated shares of the Company's stock. The amendment was adopted to comply with a requirement of the New York Stock Exchange that all listed securities be eligible for a direct registration system administered by a securities depository, such as the Depository Trust Company, by January 1, 2008. The Company's participation in a direct registration system will enable investors to have their ownership of the Company's stock to be electronically registered directly on the books of the transfer agent without the need for a physical certificate.

In addition, the Board of Directors approved an amendment to Article 1 of the bylaws of the Company, effective immediately, to conform the description of voting per share contained in Article 1 with the voting rights as set forth in the Company's Articles of Incorporation.

A copy of the Company's amended bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3.1   Bylaws of the Company, as amended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HEICO CORPORATION
                                                 -------------------------------
                                                 (Registrant)


Date: December 19, 2007                          By: /s/ Thomas S. Irwin
                                                     ---------------------------
                                                     Thomas S. Irwin
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   3.1        Bylaws of HEICO Corporation